EXHIBIT 10.3

                                                          EXHIBIT F
                                                          to Securities Purchase
                                                          Agreement


                                ESCROW AGREEMENT

     ESCROW AGREEMENT dated as of June 15, 2005, Defense Industries International, Inc., a corporation organized under the laws of the State of Nevada, USA with its principal executive offices at 8 Brussels St. Sderot, P.O. Box 779, Ashkelon 78101, Israel (the "COMPANY"), and the buyers listed in Exhibit A of the Securities Purchase Agreement dated as of June 15, 2005, (the "BUYERS") and Carter Ledyard & Milburn LLP, as escrow agent (the "ESCROW AGENT").

     WHEREAS, the Company and the Buyers have entered into a Securities Purchase Agreement dated as of June 15, 2005 (the "PURCHASE AGREEMENT"); and

     WHEREAS, the Purchase Agreement provides, among other things, for the issuance to the Buyers of (i) 1,833,334 shares of common stock of the Company, $0.0001 par value each (the "COMMON STOCK") (the "PURCHASED SHARES"); (ii) 1,368,191 shares of Common Stock (the "MAXIMUM PROTECTION SHARES", as defined in the Purchase Agreement); and (iii) 82,133 shares of Common Stock (the "Transaction Shares", as defined in the Purchase Agreement); and

     WHEREAS, the Purchase Agreement provides for the payment, at the Execution Date (as defined in the Purchase Agreement), by the Buyers, of $1,100,000, or the Purchase Price (as defined in the Purchase Agreement), to the Escrow Agent, to be held by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

     WHEREAS, the Purchase Agreement provides for the issuance, at the Execution Date, by the Company of: (a) 3,283,658 shares of Common Stock of the Company (the "SHARES"); and (b) the Warrants and the Transaction Warrants (as defined in the Purchase Agreement), to the Escrow Agent, to be held by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

     WHEREAS, the Escrow Agent is willing to hold such funds, Shares, Warrants and Transaction Warrants in accordance with the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties agree as follows:


     1. APPOINTMENT OF ESCROW AGENT. The Company and the Buyers hereby appoints Carter Ledyard & Milburn LLP as escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

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     2. RECEIPT OF ESCROW FUND, SHARES, WARRANTS AND TRANSACTION WARRANTS.

          2.1 The Escrow Agent hereby acknowledges receipt of cash in the amount of $1,100,000 (the "ESCROW FUND"), the Shares, Warrants and Transaction Warrants and agrees to hold the Escrow Fund, the Shares the Warrants and the Transaction Warrants in accordance with the terms and conditions of this Agreement.

          2.2 The Escrow Agent will hold the Escrow Fund in a special account established for the benefit of the Company and the Buyers.


     3. DISTRIBUTION OF ESCROW FUND, SHARES AND WARRANTS.

          3.1 If on the 180th day from the Execution Date, the Escrow Agent has not received from the Company and the Buyers a notice confirming the registration of the Shares and the Warrant Shares (as defined in the Purchase Agreement), (collectively, the "REGISTRABLE SECURITIES"), then, on the seventh business day thereafter, the remainder of the Purchase Price will be returned by the Escrow Agent to the Buyers, and the Shares, the Warrants, the Transaction Warrants and any interest yield with regards to the Purchase Price held by the Escrow Agent will be transferred to the Company.

          3.2 Notwithstanding the above, in the event that the Escrow Agent has not received from the Company and the Buyers a written notice confirming the registration of the Registrable Securities within 180 days from the Execution Date, within 5 business days from the end of such 180-day period (the "Buyers' Option"), the Buyers may notify the Escrow Agent in writing (with a copy to the Company) that they wish to acquire the Purchased Shares and the Warrants. In such event the Escrow Agent shall transfer the remainder of the Purchase Price and any interest yield with regards to the Purchase Price to the Company and shall transfer the Purchased Shares, the Warrants the Transaction Shares and the Transaction Warrants to the Buyers.

          3.3 In the event that before the elapse of 180 days from the Execution Date the Escrow Agent receives from the Company and the Buyers a written notice confirming the effectiveness of the registration statement registering the Registrable Securities, the Escrow Agent will forward, within 3 business days, the Purchased Shares, the Warrants the Transaction Shares and the Transaction Warrants from Escrow to the Buyers and the Purchase Price and any interest yield with regards to the Purchase Price, will be delivered to the Company. In such event the Maximum Protection Shares will remain in Escrow for the purpose of the Price Protection, as specified in Section 3.4 below and in the Purchase Agreement.

          3.4 In the event that on the one year anniversary of the Execution Date (the "First Anniversary") the Share Price will have declined below $0.60, the Escrow Agent will transfer to each of the Buyers from the shares of Common Stock held in escrow additional shares of Common Stock (the "PROTECTION SHARES") which number shall be equal to:

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          ($0.60 less the Share Price (which shall not be less than $0.35))
          times the remaining number of Shares held by each of the Buyers at the First Anniversary), divided by the Share's Price.

          For the purposes of this Agreement, the "Share Price" shall mean the average last price of the Common Stock of the Company on the Over the Counter Bulletin Board (the "OTCBB") as reported by the OTCBB at the end of each such trading day during the 30 trading days prior to the First Anniversary.

          On the same date, the Escrow Agent shall return to the Company all the remaining Shares held by it, if any.

          3.5 During the 180 days period from the Execution Date, the Company may draw up to $550,000 from the Escrow Fund for the purpose of purchasing fixed assets as set forth in EXHIBIT H of the Purchase Agreement, according to the sole discretion of the Board of Directors of the Company (the "MONEY FOR THE M&A PURPOSE"). Upon written notice from the Company to the Escrow Agent with a copy to the Buyers, the Escrow Agent shall deliver to the Company an amount specified in such notice, provided that prior to the transfer of any of such funds the M&A Condition (as defined below) was fulfilled. In the event that the Company will draw funds from the Escrow, the following shall apply:

               (a) As a condition to the delivery of the Money for the M&A Purpose by the Escrow Agent to the Company (the "M&A CONDITION"), the Company shall execute a first-ranking fixed pledge agreement and all pledge registration documents (as needed) in favor of the Buyers (to be registered by the Company in the US and, to the extent possible, in Israel as soon as possible after the purchase of the assets) with respect to all assets purchased by the Company in consideration for the Money for the M&A Purpose, provided that such assets will be free and clear from of all mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, option, proxies, rights or other security interest of any kind or nature whatsoever (the "PLEDGE" and the "PLEDGED ASSETS"). The creation and registration of the Pledge will be made pursuant to a pledge agreement, to be executed by the parties as a condition of the release of the Money for the M&A Purpose, in such form that is satisfactory to the parties (the "PLEDGE AGREEMENT"). If the Purchase Price, including interest, shall be returned to the Buyers in accordance with sub-section 1(c) above, then within 7 business days from the end of 180 days from the Execution Date, the Company shall return the Money for the M&A Purpose to the Buyers.

     4. EXCULPATION AND INDEMNIFICATION OF ESCROW AGENT.

          4.1 The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person To perform any other act. The Escrow Agent shall be under no liability to the Company or to the Buyers or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document. The Escrow Agent shall have no duty to invest any of the funds received by it pursuant to this Escrow Agreement.

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          4.2 The Escrow Agent shall not be liable to the Company or to the
     Buyers or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment. The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or the Purchase Agreement or any of the terms thereof, unless evidenced by a writing executed by each of the parties hereto.

          4.3 The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the Company or to the Buyers or to anyone else in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Escrow Agent pursuant to the provisions hereof.

          4.4 The Escrow Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by the Escrow Agent does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

          4.5 To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, for any payment made hereunder, the Escrow Agent shall so notify to the Company and the Buyers and may thereafter pay such taxes. The Escrow Agent may withhold from any payment of monies held by it hereunder such amount as the Escrow Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Escrow Agent shall be indemnified and held harmless against any liability for taxes and for any penalties or interest in respect of taxes, in the manner provided in
     Section 4.6.

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          4.6 Without prejudice from Section 7 below, the Escrow Agent will be indemnified and held harmless by the Company and the Buyers, jointly and severally, from and against any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the Purchase Agreement, the services of the Escrow Agent hereunder and the monies or other property held by it hereunder, EXCEPT AS SET FORTH IN SECTION 4.2 ABOVE. The Escrow Agent shall have a lien for the amount of any such expenses or loss on the monies and other property held by it hereunder and shall be entitled to reimburse itself from such monies or property for the amount of any such expense or loss. Promptly after the receipt by the Escrow Agent or notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against the Company or the Buyers, notify the Company and the Buyers, thereof in writing, but the failure by the Escrow Agent to give such notice shall not relieve the Company or the Buyers, jointly and severally, as the case may be, from any liability which the Company or the Buyers, jointly and severally, may have to the Escrow Agent hereunder. Notwithstanding any obligation to make payments and deliveries hereunder and subject to Section 7 below, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its REASONABLE discretion, deem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 7, provided however that prior to the effect of any such action the Escrow Agent shall so notify the Company and the Buyers in writing.

          4.8 For the purposes hereof, the term "expense or loss" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Agent, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

     5. TERMINATION OF AGREEMENT AND RESIGNATION OF ESCROW AGENT.

          5.1 This Escrow Agreement shall terminate on the final disposition of the monies and property held in escrow hereunder (the "ESCROW PERIOD"), provided that the rights of the Escrow Agent and the obligations of the Company and the Buyers under Sections 4 and 7 shall survive the termination hereof.

          5.2 The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Company and the Buyers at least 30 days' notice thereof. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the Company and the Buyers all monies and property held hereunder (less such amount as the Escrow Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new Escrow Agent is so appointed within the 60-day period following such notice of resignation, the Escrow Agent may deposit the aforesaid monies and property with any court of competent jurisdiction that the Escrow Agent deems appropriate. The Escrow Agent shall promptly give the Company and the Buyers notice of any such deposit and court.

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     6. FORM OF PAYMENTS BY ESCROW AGENT.

          6.1 Any payments by the Escrow Agent to the Company or the Buyers or to persons other than the Company or the Buyers pursuant to the terms of this Agreement shall be made by check or wire transfer to the bank accounts of the Company and the Buyers, as the case may be, the details of which are provided in Exhibit A, attached hereto, payable to the order of each respective person.

          6.2 All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

     7. COMPENSATION OF ESCROW AGENT. Notwithstanding anything else to the contrary herein, for services rendered, the Escrow Agent shall be compensated by the Company on an hourly basis for the number of hours spent by the Escrow Agent in performing its duties pursuant to this Escrow Agreement at its standard hourly rates. The Escrow Agent shall also be entitled to reimbursement from the Company for all expenses paid or incurred by it in the administration of its duties hereunder, including, but not limited to, all counsel, advisors' and Escrow's Agents' fees and disbursements and all reasonable taxes or other governmental charges. In the event that the Buyers shall assume any payments or expenses to the Escrow Agent, the Company shall indemnify the Buyers immediately for all such payments and expenses.

     8. NOTICES. All notices, provided for herein shall be in writing, shall be delivered by hand or by first-class mail, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner.

         If to the Company:                Defense Industries International Inc.
                                           Attn: Mr. Yossi Postbinder
                                           8 Brussels St. Sderot, Israel

         Copy to:                          Efrati, Galili & Co.
                                           Attn: Yakir Menashe, Adv.
                                           6 Wissotsky St., Tel Aviv, Israel

         If to Buyers:                     As specified in Exhibit A.

         Copy to:                          Yigal Arnon & Co.
                                           Attn: Daniel Marcovic, Adv.
                                           1 Azrieli Center, Tel Aviv, Israel

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         If to the Agent:                  Carter, Ledyard & Milburn
                                           2 Wall Street
                                           New York, New York 10005
                                           Attention:  Steven J. Glusband, Esq.
                                           Tel. # (212) 238-8605
                                           Fax # (212) 732-3232

     9. FURTHER ASSURANCES: From time to time on and after the date hereof, the Company and the Buyers shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

     10. CONSENT TO SERVICE OF PROCESS. The Company, the Buyers and the Escrow Agent hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or the Purchase Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified mail, registered mail or by overnight courier providing evidence of delivery, directed to the Company or the Buyers OR THE ESCROW AGENT at its address for purposes of notices hereunder.

     11. MISCELLANEOUS.

          11.1 If for any reason the escrow deposit is not received by the Escrow Agent as contemplated herein, the Company shall reimburse the Escrow Agent for all expenses, including reasonable counsel fees and disbursements, paid or incurred by it in making preparations for providing the services contemplated hereby.

          11.2 This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms "hereby", "hereof", "hereto", "hereunder" and any similar terms, as used in this Agreement, refer to the Agreement in its entirety and not only to the particular portion of this Agreement where the term is used. The word "person" shall mean any natural person, partnership, company, corporation, limited liability company, limited partnership, government and any other form of business or legal entity. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.


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          11.3 This Agreement and the rights and obligations hereunder of the
     Company and the Buyers, may be assigned by the Company and the Buyers only to a successor to the Company's or the Buyers entire business. This Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent only to a successor to its entire business. This Agreement shall be binding upon and inure to the benefit of each party's respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent, the Company and the Buyers. This Agreement is intended to be for the sole benefit of the parties hereto, and (subject to the provisions of this Section 11.3) their respective successors, heirs and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

          11.4 This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. The parties hereto agree and consent that the state and federal courts located in New York County, New York shall have exclusive jurisdiction over any dispute, claim, action, suit or proceeding relating to this Agreement and over the parties in connection with such dispute, claim, action, suit or proceeding. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

     12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all of the parties reflected hereon as the signatures.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

                                          CARTER LEDYARD & MILBURN LLP

                                          By: /S/ Steven J. Glusband
                                          --------------------------
                                          Name: /S/ Steven J. Glusband
                                          Title: Partner

                                          DEFENSE INDUSTRIES INTERNATIONAL, INC.

                                          By: S/ Joseph Postbinder
                                          ------------------------
                                          Name:
                                          Title:

                                          THE BUYERS

                                          Gov Financial Holdings Ltd.

                                          By: /S/ Avshalom Hershcovich
                                          ----------------------------
                                          By: /s/ Michal Aharoni
                                          ----------------------------



                                          Multi Concept (Consultants), Ltd.

                                          By: /S/ Shmuel Even
                                          -------------------


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                                          Ruth Creative Business Ltd

                                          By:/S/ Boaz Ben Rush
                                          --------------------

                                          Avshalom Hershcovich

                                          /S/ Avshalom Hershcovich
                                          ------------------------


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                                                                       EXHIBIT A



   NAME                                   ADDRESS

   Gov Financial Holdings Ltd., Company   27 Yoav St. Tel-Aviv, 69081, Israel
   No. 513663310
                                          46 Zeira St., Tel Aviv, Israel
   Avshalom Hershcovich


   Multi Concept (Consultants), Ltd.      56 Oren St. Oranit 44813, Israel.
   Company No.
   512835000


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